Commitments and Contingencies	12 Months Ended
Dec. 31, 2025
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
12.          Commitments and Contingencies
a.Letter of credit facilities
At December 31, 2025 and 2024, the Group had the following letter of credit facilities:

	December 31, 2025			December 31, 2024
Bank	Commitment	In Use	Date of Expiry	Commitment	In Use	Date of Expiry
Lloyds Bank plc(1)(2)
Unsecured	$20.0	$8.8	September 21, 2028	$25.0	$19.9	September 21, 2025
Secured	115.0	52.0	September 21, 2028	100.0	58.1	September 21, 2025
Total Lloyds Bank Plc	135.0	60.8		125.0	78.0
Citibank N.A. London branch(1)(2)
Secured	70.0	28.4	December 31, 2026	70.0	42.9	December 31, 2025
Total Citibank N.A. London branch	70.0	28.4		70.0	42.9
Barclays Bank plc(1)(2)
Unsecured	20.0	11.8	September 13, 2028	60.0	52.2	September 13, 2025
Secured	115.0	32.0	September 13, 2028	80.0	31.0	September 13, 2025
Total Barclays Bank plc	135.0	43.8		140.0	83.2
Bank of Montreal(1)(2)
Unsecured	40.0	8.3	September 18, 2026	40.0	30.7	September 18, 2025
Secured	100.0	37.7	September 18, 2026	100.0	41.2	September 18, 2025
Total Bank of Montreal	140.0	46.0		140.0	71.9
Total letters of credit facilities	$480.0	$179.0		$475.0	$276.0
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(1)Letters of credit can be issued under the secured letter of credit facilities for the purposes of supporting insurance and reinsurance obligations.
(2)The Facility agreements allow for additional capacity in the form of accordions and uncommitted amounts. The maximum additional capacity from the lenders as of December 31, 2025 was: Lloyds Bank plc $65.0 million; Citibank N.A. London Branch $200.0 million; Barclays Bank plc $65.0 million; and Bank of Montreal $60.0 million.
The following table shows the value of the collateral underlying the secured letter of credit facilities:

Bank	December 31, 2025	December 31, 2024
Lloyds Bank plc	$57.2	$68.5
Citibank N.A. London branch	32.7	46.9
Barclays Bank plc	35.3	54.5
Bank of Montreal	51.9	46.2
Total	$177.1	$216.1
The Group's letter of credit facilities are generally bilateral agreements with one to three year terms. The letters of credit issued under the secured letter of credit facilities are fully collateralized. Each of the above facilities are subject to various affirmative, negative and financial covenants that the Group considers to be customary for such borrowings including certain minimum net worth and maximum debt to capitalization standards.
b.Legal proceedings
Similar to the rest of the insurance and reinsurance industry, the Group is from time to time subject to litigation, arbitration and other dispute resolution proceedings in the ordinary course of its business. Such matters generally arise from questions of insurance or reinsurance coverage, including coverage disputes arising from notable natural catastrophes and man-made loss events, the interpretation or application of policy or contract terms, claims handling activities or the enforcement of the Group’s rights and obligations under insurance or reinsurance agreements, and may involve efforts to collect amounts due to the Group or to defend against claims asserted by policyholders, cedants, reinsurers or other counterparties. The Group may also be involved in the investigation, conduct and defense of other potential litigation, disputes and regulatory or governmental inquiries, including matters relating to underwriting or administrative errors or omissions, employment-related claims or other operational or commercial disputes, from time to time in the ordinary course of business. Pursuant to the Group’s insurance and reinsurance arrangements, a number of these disputes are resolved by arbitration or other forms of alternative dispute resolution, or through negotiated resolution, and the Group considers the status of such matters in establishing its reserves for losses and loss adjustment expenses, as appropriate. The
Group is not a party to any litigation or governmental or other proceeding that it believes will have a material impact on the Group’s financial position, results of operations or liquidity.
c.Concentration of credit risk
Credit risk arises out of the failure of a counterparty to perform according to the terms of the contract. The Group underwrites a significant portion of its (re)insurance business through brokers and as a result credit risk exists should any of these brokers be unable to fulfil their contractual obligations with respect to the payments of premium or failure to pass on claims, if there is risk transfer, to the Group.
The Group has policies and standards in place to manage and monitor the credit risk of intermediaries with a focus on day-to-day monitoring of the largest positions. Note 10 (Reinsurance and Retrocessional Reinsurance) describes the credit risk related to the Group’s reinsurance recoverables.
The following table sets forth the Group’s premiums written by broker that individually contributed more than 10% of total gross premiums written for the years ended December 31, 2025, 2024 and 2023:

	2025	2024	2023
Aon plc	19%	13%	13%
Marsh & McLennan Companies Inc	16%	20%	18%
No other broker or other (re)insurance intermediary individually accounted for more than 10% of GPW in respect of the fiscal years 2025, 2024 and 2023.
d. Lease commitments
The Group’s leases primarily consist of operating leases for its offices in the U.K., Bermuda and Republic of Ireland. During 2024, the Group entered into a new lease in the Republic of Ireland. During 2023, the Group entered into new leases in the U.K. and Bermuda.
Total expected lease payments are based on the lease payments specified in the contract and the stated term, including any options to extend or terminate that are reasonably certain to be exercised.
The Group’s operating leases have remaining lease terms of up to 8.2 years, some of which include options to extend the lease term. The Group considers these options when determining the lease term and measuring its lease liability and right-of-use asset. In addition, the Group’s lease agreements do not contain any material residual value guarantees or material restrictive covenants. Short-term operating leases with an initial term of twelve months or less were excluded from the Group’s Consolidated Balance Sheet and represent an inconsequential amount of operating lease expense. These were entered into for the use of various office fixtures such as photocopiers and other IT equipment.
As most leases do not provide an implicit rate, the Group uses its incremental borrowing rate based on the information available at the lease commencement date in determining the present value of lease payments.
During the year ended December 31, 2025, the Group recognized operating lease expense of $2.1 million (2024: $2.0 million, 2023: $1.5 million). The cash outflows resulting from the operating leases amounted to $2.6 million (2024: $1.0 million, 2023: $0.9 million).
The following table presents the Group’s operating lease right-of-use assets and lease liabilities:

	December 31, 2025	December 31, 2024
Operating lease right-of-use assets (1)	$9.8	$11.1
Operating lease liabilities (2)	$12.4	$13.0

Weighted-average remaining lease term (years)	6.4	7.2
Weight-average discount rate	10.8%	10.8%
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(1)Operating lease right-of-use assets are included in other assets
(2)Operating lease liabilities are included in other liabilities
Future minimum lease commitments at December 31, 2025 under these leases are expected to be as follows:

Future Payments
2026	$3.0
2027	2.9
2028	2.6
2029	2.3
2030	2.3
2031 and thereafter	3.7
Total future annual minimum lease payments	16.8
Less: present value discount	(4.4)
Total lease liability at December 31, 2025	$12.4